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                                                                    Exhibit (14)

            Consent of Independent Registered Public Accounting Firm

To the Board and Shareholders:

RiverSource Variable Portfolio - Income Series, Inc.
   RiverSource Variable Portfolio - Core Bond Fund
   RiverSource Variable Portfolio - Diversified Bond Fund
   RiverSource Variable Portfolio - Global Bond Fund
   RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - High Yield Bond Fund
   RiverSource Variable Portfolio - Income Opportunities Fund
   RiverSource Variable Portfolio - Short Duration U.S. Government Fund

RiverSource Variable Portfolio - Investment Series, Inc.
   RiverSource Variable Portfolio - Emerging Markets Fund
   RiverSource Variable Portfolio - Growth Fund
   RiverSource Variable Portfolio - International Opportunity Fund RiverSource Variable Portfolio - Large Cap Equity Fund
   RiverSource Variable Portfolio - Large Cap Value Fund
   RiverSource Variable Portfolio - Mid Cap Growth Fund
   RiverSource Variable Portfolio - Mid Cap Value Fund
   RiverSource Variable Portfolio - S&P 500 Index Fund
   RiverSource Variable Portfolio - Small Cap Advantage Fund

RiverSource Variable Portfolio - Managed Series, Inc.
   RiverSource Variable Portfolio - Balanced Fund
   RiverSource Variable Portfolio - Diversified Equity Income Fund

RiverSource Variable Portfolio - Managers Series, Inc.
   RiverSource Variable Portfolio - Fundamental Value Fund
   RiverSource Variable Portfolio - Select Value Fund
   RiverSource Variable Portfolio - Small Cap Value Fund

RiverSource Variable Portfolio - Money Market Series, Inc
   RiverSource Variable Portfolio - Cash Management Fund

RiverSource Variable Portfolio - Select Series, Inc.
   RiverSource Variable Portfolio - Core Equity Fund

We consent to the use of our report dated February 20, 2007, incorporated herein by reference, the references to our Firm under the heading "Financial Highlights" in the prospectus incorporated herein by reference and the reference to our Firm under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information incorporated herein by reference. We also consent to the reference to our Firm in the combined proxy statement/prospectus being filed on Form N-14 included herein.


/s/ KPMG LLP
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KPMG LLP

Minneapolis, Minnesota
November 20, 2007